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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      October 27, 1998
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                          PLATINUM SOFTWARE CORPORATION
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               (Exact name of Registrant as specified in charter)


            Delaware                    0-20740             33-0277592
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   (State or other jurisdiction       (Commission        (I.R.S. Employer
         of incorporation)            File Number)      Identification No.)


         195 Technology Drive, Irvine, California             92618
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         (Address of principal executive offices)           (Zip code)


Registrant's telephone number, including area code          (949) 453-4000
                                                    ---------------------------


                                 Not Applicable
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         (Former name or former address, if changed, since last report)


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ITEM 5. OTHER EVENTS

        On October 27, 1998, Platinum, Software Corporation, (the "Company") announced the results for its first quarter of fiscal 1999, ending September 30, 1998.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) EXHIBITS.

        Exhibit Number

        Ex-99   Press Release dated October 27, 1998.






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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            PLATINUM SOFTWARE CORPORATION


Date: November 2, 1998                      By /s/ PERRY TARNOFSKY
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                                               Perry Tarnofsky
                                               Vice President












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                                  EXHIBIT INDEX

        The following exhibits are attached hereto and incorporated herein by reference:

Exhibit Number                                                Sequentially
                                                              Numbered Page

  Ex.-99          Press Release dated October 27, 1998.             5















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